                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K/A

                                 CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


Date of Report (Date of earliest event reported):    December 6, 1995


                            YOU BET INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                 33-13789 LA              87-0422246
        -------------             -----------------          ----------
           State of               Commission File          I.R.S. Employer
        Incorporation                   No.               Identification No.





                       1950 Sawtelle Boulevard, Suite 180
                         Los Angeles, California 90025
                     Address of principal executive offices



Registrant's Telephone Number:  (310) 444-3300


                     Continental Embassy Acquisitions, Inc.
                                 (Former Name)


         311 South State Street, Suite 460, Salt Lake City, Utah 84111
                                (Former Address)

         ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBIT

         The Registrant hereby amends its report on Form 8-K filed on December 15, 1995 by filing audited financial statements for MTC for its two most recent fiscal years.

(a) The following Financial Statements are attached hereto as part of the Registrant's November 22, 1995, Proxy Statement. (included in (b) below).

         (1)     Pro Forma Unaudited Combined Financial Statements*

         (2)     The Company's Audited Financial Statements for the years
                 1994-93*

         (3)     The Company's Unaudited Financial Statements at September 30,
                 1995*

         (4)     YBI's Unaudited Financial Statements at September 30, 1995*

         (5) YBI's Audited Financial Statements for the Years 1994, 1993 and 1992*

         (6) MiddleWare Telecom Corporation unaudited financial statements at September 30, 1995*

         (7) Middleware Telecom Corporation audited financial statements for the years ended December 31, 1993 and 1994 (1)

(b)      Exhibits.  The following exhibits are filed herewith.

         (1) Agreement and Plan of Reorganization dated effective as of November 30, 1995 with exhibits.*

         (2) Business description of YBI contained in November 22, 1995 Proxy Statement.*

         (3) Form of Certificate of Amendment to Certificate of Incorporation of the Registrant.*

         (4) November 22, 1995 Notice of Special Shareholders' Meeting and Proxy Statement of Registrant with exhibits.*


         *Previously Filed

         1. Filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          YOU BET INTERNATIONAL, INC.
               (formerly Continental Embassy Acquisitions, Inc.)


Date: August 21, 1996                  By:     /s/
                                          --------------------------------


                                       Its:    President
                                           -------------------------------

MIDDLEWARE TELECOM CORPORATION


FINANCIAL STATEMENTS FOR THE
YEARS ENDED DECEMBER 31, 1994 AND 1993 AND
INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the Stockholders of
Middleware Telecom Corporation
Los Angeles, California

We have audited the accompanying balance sheets of Middleware Telecom Corporation (the "Company") as of December 31, 1994 and 1993 and the related statements of operations, stockholders' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also incudes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1994 and 1993 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

As described in Note 5 to the financial statements, in December 1995, the shareholders of the Company contributed their shares in the Company to P.C. Totes, Inc., thereby becoming a wholly owned subsidiary of P.C. Totes, Inc.



/s/ DELOITTE & TOUCHE LLP



Deloitte & Touche LLP
Los Angeles, California
June 14, 1996

MIDDLEWARE TELECOM CORPORATION

BALANCE SHEETS
DECEMBER 31, 1994 AND 1993
- --------------------------------------------------------------------------------

ASSETS                                                       1994              1993
  Cash                                                    $ 54,484          $  25,637
  Accounts receivable                                       30,000
                                                          --------          ---------
TOTAL                                                     $ 84,484            $25,637
                                                          ========          =========

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
  Accounts payable                                                           $  2,858
  Due to officers/stockholders (Note 2)                   $ 13,406             48,159
  Loan payable:
    Related party (Note 2)                                  65,000             65,000
    Individual (Note 3)                                     50,000             50,000
    Other (Note 5)                                          20,000
  Accrued interest (Notes 2 and 3)                          17,079              4,505
                                                          --------          ---------
           Total liabilities                               165,485            170,522
                                                          --------          ---------
COMMITMENTS AND CONTINGENCIES (Notes 2, 3 and 5)

STOCKHOLDERS' DEFICIT:
  Common stock, $1 par value; 100,000,000 shares
    authorized, 2,000 shares issued and outstanding          2,000              2,000
  Accumulated deficit                                      (83,001)          (146,885)
                                                          --------          ---------
           Total stockholders' deficit                     (81,001)          (144,885)
                                                          --------          ---------
TOTAL                                                     $ 84,484          $  25,637
                                                          ========          =========


See independent auditors' report and notes to financial statements.

MIDDLEWARE TELECOM CORPORATION

STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
YEARS ENDED DECEMBER 31, 1994 AND 1993
- --------------------------------------------------------------------------------

                                                                    1994                     1993
CONSULTING INCOME (Note 5)                                       $ 185,531                 $     750
                                                                 ---------                 ---------
OPERATING EXPENSES (Note 2):
  Consulting fees                                                   21,482                    21,202
  Office supplies and expenses                                      24,017                    25,784
  Professional fees                                                  8,833                    14,000
  Rent                                                               5,392                     7,587
  Research and development                                           1,700                    19,619
  Travel                                                            16,399                    28,475
  Utilities                                                         16,746                    17,417
  Other                                                             13,703                     8,246
                                                                 ---------                 ---------
             Total operating expenses                              108,272                   142,330
                                                                 ---------                 ---------
NET OPERATING INCOME (LOSS)                                         77,259                  (141,580)

INTEREST EXPENSE (Notes 2 and 3)                                    12,575                     4,505
                                                                 ---------                 ---------
INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES                     64,684                  (146,085)

PROVISION FOR INCOME TAXES (Note 4)                                    800                       800
                                                                 ---------                 ---------
NET INCOME (LOSS)                                                   63,884                  (146,885)

ACCUMULATED DEFICIT:
  Beginning of period                                             (146,885)
                                                                 ---------                 ---------
  End of period                                                  $ (83,001)                $(146,885)
                                                                 =========                 =========


See independent auditors' report and notes to financial statements.

MIDDLEWARE TELECOM CORPORATION

STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1994 AND 1993
- --------------------------------------------------------------------------------

                                                                                                 1994                1993
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                                                           $ 63,884            $(146,885)
  Adjustments to reconcile net income (loss) to net cash provided by (used in)
    operating activities:
    (Decrease) increase in:
      Accounts receivable                                                                      (30,000)
      Accounts payable                                                                          (2,858)               2,858
      Due to officers/stockholders                                                             (34,753)              48,159
      Accrued interest                                                                          12,574                4,505
                                                                                              --------            ---------
           Net cash provided by (used in) operating activities                                   8,847              (91,363)
                                                                                              --------            ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from sale of common stock                                                                                  2,000
  Proceeds from note payable:
    Related party                                                                                                    65,000
    Individual                                                                                                       50,000
    Other                                                                                       20,000
                                                                                              --------            ---------
           Net cash provided by financing activities                                            20,000              117,000
                                                                                              --------            ---------
NET INCREASE IN CASH                                                                            28,847               25,637

CASH, BEGINNING OF PERIOD                                                                       25,637
                                                                                              --------            ---------
CASH, END OF PERIOD                                                                           $ 54,484            $  25,637
                                                                                              ========            =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION -
  Cash paid during the period for:
    Interest                                                                                  $     -             $     -
    Income taxes                                                                              $    800            $     800


See independent auditors' report and notes to financial statements.

MIDDLEWARE TELECOM CORPORATION

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1994 AND 1993
- --------------------------------------------------------------------------------

1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Business Activity - Middleware Telecom Corporation (the "Company") is a California corporation incorporated in 1993 that provided software consulting services in the Southern California area (see Note 5). The Company was also developing a pari-mutual wagering software package.

       Software Development Costs - The Company's initial software development costs are charged to operations as research prior to the development of a detailed program design or a working model. Costs incurred subsequent to the working model will be capitalized and amortized over the estimated product life.

       Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       Fair Value of Financial Instruments - The Company's financial instruments consist primarily of accounts receivable and payable and loans payable. The carrying values of all financial instruments other than the loans payable are representative of their fair values due to their short-term maturities. The fair value of loans payable to an individual and related party cannot be determined because of the lack of quoted market prices on similar debt and the related party nature of the loans. The loan payable - other was forgiven subsequent to December 31, 1994 and as such has no fair value (see Note 5).

       Revenue Recognition - Revenue is primarily derived from various software consulting agreements and is recognized upon rendering of services.

2.     RELATED-PARTY TRANSACTIONS

       Loan Payable - Related Party - At December 31, 1994 and 1993, loan payable to a related party consisted of the following:

         Loan payable, stockholder's father, interest accrues
           at 10% per annum, principal due upon demand              $65,000
                                                                    =======

       Due to Officers/Stockholders - Included in due to officers/stockholders are expenses incurred by officers/stockholders on behalf of the Company. These expenses are due to be reimbursed as funds become available to do so.

3.     LOAN PAYABLE - INDIVIDUAL

       At December 31, 1994 and 1993, loan payable to an individual consisted of the following:

         Loan payable, individual, interest accrues at 10%
           per annum, principal due upon demand                 $50,000
                                                                =======


4.     INCOME TAXES

       For the years ended December 31, 1994 and 1993, the provision for income tax consists of the following:

                                                           1994         1993
         Current - state                                   $    800   $    800
         Deferred taxes                                      11,000     56,000
         Change in deferred tax asset valuation allowance   (11,000)   (56,000)
                                                           --------   --------
         Provision for income taxes                        $    800   $    800
                                                           ========   ========

       Deferred income taxes are computed annually for differences between financial statement and income tax bases of assets and liabilities that will result in taxable or deductible amounts in the future. Such deferred income tax asset and liability computations are based on enacted laws and rates applicable to periods in which the differences are expected to reverse. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the income tax payable or refundable for the period plus or minus the change during the period in deferred income tax assets and liabilities. Net deferred tax assets, consisting primarily of time differences in the recognition of software development costs for income tax purposes and net operating loss carryforwards, have been reduced to zero by valuation allowances, due to the uncertainty of their recoverability.

5.     SUBSEQUENT EVENTS

       In 1995, the Company relinquished its development of its pari-mutual wagering software to P.C. Totes, Inc. ("P.C. Totes"), a company related through common ownership. In addition, in December 1995, the shareholders in the Company contributed their shares in the Company to P.C. Totes, thereby becoming a wholly owned subsidiary of P.C. Totes.
       In December 1995, PC Totes raised $3,225,000 through a private placement of its common stock and changed its name to You Bet!, Inc. ("You Bet!"). Concurrent with this transaction, You Bet! was acquired for stock in a reverse acquisition by Continental Embassy Acquisition, Inc., a publicly held Utah corporation. The subsequent consolidated entities are currently developing proprietary interactive software that will provide individual personal computer users with both race handicapping and other sports odds making information, and the ability to place bets on horse racing and other sports contests, as well as recreational games and contest related to such information.

       In May 1995, the Company initiated a settlement with IWN, Inc. ("IWN"). The Company had been performing consulting services for IWN in connection with the joint development of certain interactive wagering software. In connection with this arrangement, the Company was paid $119,000 by IWN in 1994, and was loaned $20,000 by IWN. On May 18, 1995 the Company and IWN entered into a separation and settlement agreement whereby the loan was forgiven and certain software was delivered by the Company to IWN. The Company was granted joint rights to use the software for developments in future projects by either party. Included in revenues is $119,000 for the consulting services rendered.





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